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                               LOOMIS SAYLES FUNDS

                Loomis Sayles Emerging Markets Fund (the "Fund")

                    Supplement dated November 15, 2002 to the
                      Loomis Sayles Equity Funds Prospectus
                  dated February 1, 2002 as revised May 1, 2002

Effective immediately, the Fund will no longer be available for purchase. The Fund currently intends to cease operations on or about January 15, 2003.